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                                                     FILED PURSUANT TO RULE
                                                     497(e) OF THE SECURITIES
                                                     ACT OF 1933, AS AMENDED.
                                                     PROSPECTUS SUPPLEMENT
                                                     RELATES TO REGISTRATION
                                                     STATEMENT NO. 33-44714.

                          SUPPLEMENT TO PROSPECTUS OF
                         THE ATLANTA GROWTH FUND, INC.
                             DATED OCTOBER 10, 1996

    On November 22, 1996, The Atlanta Growth Fund, Inc. (the "Fund") entered into an Agreement and Plan of Reorganization pursuant to which The CornerCap Balanced Fund (the "Balanced Fund"), a series of The CornerCap Group of Funds, will acquire all of the Fund's assets in exchange for shares of the Balanced Fund and the assumption by the Balanced Fund of certain liabilities of the Fund (the "Reorganization"). Consummation of the Reorganization is subject to approval by the Fund's shareholders.

    As a result of the Reorganization, all shareholders of the Fund will become shareholders of the Balanced Fund, receiving shares of the Balanced Fund having an aggregate net asset value equal to the aggregate net asset value of each shareholder's respective investment in the Fund. No sales charge will be imposed in the transaction and the closing of the transaction is conditioned upon the receipt of an opinion of counsel to the effect that the proposed transaction will qualify as a tax-free reorganization for Federal income tax purposes.

    The investment adviser to the Balanced Fund is Cornerstone Capital Corporation ("Cornerstone"), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Cornerstone has been engaged in the investment advisory business since 1989 and currently has approximately $200,000,000 of assets under management.

               The date of this Supplement is November 26, 1996.